SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant                     /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/   Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/_/   Definitive Additional Materials
/_/   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                          The Ibero-America Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required
/_/   Fee computed on table below per Exchange Act Rule 14a6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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      (5) Total fee paid:
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/_/   Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:

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

                         THE IBERO-AMERICA FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105
                           Toll Free (888) 904-7579

                   Notice of Annual Meeting of Stockholders
                               November 8, 2010

To the Stockholders of The Ibero-America Fund, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Ibero-America Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on Monday, November 8, 2010 at 3:30 p.m. Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated September 27, 2010:

    1. To elect two Directors of the Fund for specified terms, each such Director to hold office until his or her successor is duly elected and qualifies; and

    2. To transact such other business as may properly come before the Meeting.

Any stockholder of record of the Fund at the close of business on September 20, 2010 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

By Order of the Board of Directors,

Emilie D. Wrapp
Secretary

New York, New York
September 27, 2010

--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also, by telephone or through the Internet, authorize proxies to cast your vote. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your proxy promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----

Introduction........................................................   1

Proposal One: Election of Directors.................................   2

Proxy Voting and Stockholder Meeting................................  13

Other Information...................................................  15

Information as to the Fund's Investment Adviser and Administrator...  19

Other Matters.......................................................  19

Submission of Proposals for the Next Annual Meeting of Stockholders.  19

Reports to Stockholders.............................................  20

Appendix A: Letter from Independent Registered Accounting Firm...... A-1

                                PROXY STATEMENT

                         THE IBERO-AMERICA FUND, INC.
                          1345 Avenue of the Americas
                           New York, New York 10105

                               -----------------

                        Annual Meeting of Stockholders

                               November 8, 2010

                               -----------------

                                 Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of The Ibero-America Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, New York, New York 10105, on Monday, November 8, 2010 at 3:30 p.m. Eastern Time. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about September 27, 2010.

Any stockholder who owned shares of the Fund at the close of business on Monday, September 20, 2010 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

Important Notice Regarding Availability of Proxy Materials for the Stockholders' Meeting to be held on Monday, November 8, 2010. This Proxy Statement is available on the Internet at www.alliancebernstein.com/abfundsproxy.

  1
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



PROPOSAL ONE
ELECTION OF DIRECTORS

At the Meeting, two Directors are nominated for election, to serve for terms of three years, until their successors are duly elected and qualify. The affirmative vote of a majority of the votes cast by the stockholders is required to elect a Director. It is the intention of the persons named in the enclosed proxy card to nominate and vote in favor of election of each of the nominees.

Under the Charter and Amended and Restated Bylaws of the Fund (the "Bylaws"), the Board has been divided into three classes. The terms of Class Three
Directors will expire as of the Meeting, the terms of Class One Directors will expire as of the annual meeting of stockholders for 2011, and the terms of Class Two Directors will expire as of the annual meeting of stockholders for 2012. Upon expiration of the terms of the Directors of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify.

Under this classified Board structure, only those Directors in a single class are required to be elected at the annual meeting of stockholders. It would require two years of annual meeting elections to change a majority of the Board, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if they are not then standing for re-election. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors of the Fund and, thus, has the effect of maintaining the continuity of management.

At the Meeting, Mr. Luis Abril Perez and Ms. Inmaculada de Habsburgo-Lorena are each standing for election as a Director in Class Three. Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees for the Board will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominee as the Board may recommend.

A provision of the Fund's Bylaws (the "Qualification Bylaw") requires, among other things, that to be eligible for nomination as a Director, an individual
(other than the Chairman) must either (i) have a substantial Spanish connection of a type specified or (ii) be, or previously have been, connected in a specified manner with the Fund's investment adviser or subadviser (or any of their affiliates). The Fund currently does not employ a subadviser. The
Governance and Nominating Committee of the Board determines whether an individual so qualifies and has determined that each of the nominees named above satisfies the Bylaw requirements.

Although the Fund is a Maryland corporation, certain of the Fund's Directors and officers are residents of Spain or the United Kingdom, and substantially all of the assets of such persons may be located outside of the United States.
As a result, it may be difficult for United States investors to effect service upon such Directors or officers within the United States or to realize judgments of courts of the United States predicated

2

upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Spain and the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and each of Spain and the United Kingdom would subject Directors and officers residing in those countries to effective enforcement of the criminal penalties of the federal securities laws.

Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below.

                                                                                                    OTHER PUBLIC
                              YEAR                                                NUMBER OF         COMPANY
                              TERM                                                PORTFOLIOS IN     DIRECTORSHIPS
                              AS A                                                ALLIANCEBERNSTEIN HELD BY
                              DIRECTOR            PRINCIPAL OCCUPATION(S),        FUND COMPLEX      DIRECTOR
NAME, ADDRESS*                WILL      YEARS OF  DURING PAST                     OVERSEEN BY       DURING THE
AND AGE                       EXPIRE    SERVICE** 5 YEARS OR LONGER               DIRECTOR          PAST 5 YEARS
----------------------------- --------- --------- ------------------------------- ----------------- -------------
INDEPENDENT
DIRECTORS
Chairman of the Board
William H. Foulk, Jr., #, ##  Class         6     Investment Adviser and an              96             None
78                            Two                 Independent Consultant
                              (2012)              since prior to 2005.
                                                  Previously, he was Senior
                                                  Manager of Barrett
                                                  Associates, Inc., a registered
                                                  investment adviser. He was
                                                  formerly Deputy Comptroller
                                                  and Chief Investment Officer
                                                  of the State of New York
                                                  and, prior thereto, Chief
                                                  Investment Officer of the
                                                  New York Bank for Savings.
                                                  He has served as a director
                                                  or trustee of various
                                                  AllianceBernstein Funds
                                                  since 1983 and has been
                                                  Chairman of the
                                                  AllianceBernstein Funds and
                                                  of the Independent
                                                  Directors Committee of such
                                                  Funds since 2003.

Luis Abril Perez, #           Class         4     General Manager for the                 1             None
62                            Three               Chairman's Technical Staff at
                              (2013) +            Telefonica S.A. and member
                                                  of the Executive Committee.
                                                  Prior thereto, he was
                                                  Chairman of Telefonica
                                                  Media Group. Formerly,
                                                  General Manager of
                                                  Corporate Marketing, Media
                                                  and Content and Corporate
                                                  Communications. He was
                                                  previously a director of
                                                  Sogecable S.A. (pay TV) and
                                                  Chairman of the Supervisory
                                                  Board of Endemol S.A.
                                                  (TV production).

  3

                                                                                        OTHER PUBLIC
                  YEAR                                                NUMBER OF         COMPANY
                  TERM                                                PORTFOLIOS IN     DIRECTORSHIPS
                  AS A                                                ALLIANCEBERNSTEIN HELD BY
                  DIRECTOR            PRINCIPAL OCCUPATION(S),        FUND COMPLEX      DIRECTOR
NAME, ADDRESS*    WILL      YEARS OF  DURING PAST                     OVERSEEN BY       DURING THE
AND AGE           EXPIRE    SERVICE** 5 YEARS OR LONGER               DIRECTOR          PAST 5 YEARS
----------------- --------  --------- ------------------------------- ----------------- -------------
Antonio Eraso, #  Class         8     President of Heron Espana               1             None
69                Two                 (real estate); Advisor to
                  (2012)              President, Northern & Shell
                                      (press group) since 2007;
                                      Director of Grupo
                                      Immobiliaria Chamartin
                                      (property development) since
                                      2007; Director of Grupo
                                      Freedom Finance S.A.
                                      (consumer and mortgage
                                      finance) since 2007; Director
                                      of Berge Finance (consumer
                                      finance) since 2007; Advisor
                                      to President of Grupo Berge
                                      (maritime, logistics, car
                                      imports and distribution);
                                      Director of Mapfre
                                      International S. A.
                                      (insurance) and various
                                      Mapfre affiliates since 2006;
                                      Director of McCann Ericsson
                                      Spain (advertising); director
                                      of Albinana Films S.A. (film
                                      distribution); Director of
                                      Grupo Kia (Portugal) (car
                                      distribution); Advisory
                                      Director of Burson Marsteller
                                      S.A. (public relations);
                                      President of Italtel S.A.
                                      (producer and supplier of
                                      electronics); Director of
                                      Chrysler Portugal; Spanish
                                      Advisor to Kohn Pederson
                                      Fox (international
                                      architecture); Director of
                                      Transolver Financier
                                      (finance); Director of Equifax
                                      ASNEF Solvencia S.A. (risk
                                      evaluation) and various other
                                      companies. He is also a
                                      former director or advisor to
                                      a number of companies, and
                                      is Advisor CEO Iberdrola.
                                      Advisor of CB Richard Ellis
                                      (Spain and Portugal);
                                      Member of the National
                                      Assembly and Permanent
                                      Commission of ASNEF
                                      (National Association of
                                      Financial Entities); Spanish
                                      Representative of EURO-
                                      FINAS (European Association
                                      of Finance).

4

                                                                                           OTHER PUBLIC
                    YEAR                                                 NUMBER OF         COMPANY
                    TERM                                                 PORTFOLIOS IN     DIRECTORSHIPS
                    AS A                                                 ALLIANCEBERNSTEIN HELD BY
                    DIRECTOR            PRINCIPAL OCCUPATION(S),         FUND COMPLEX      DIRECTOR
NAME, ADDRESS*      WILL      YEARS OF  DURING PAST                      OVERSEEN BY       DURING THE
AND AGE             EXPIRE    SERVICE** 5 YEARS OR LONGER                DIRECTOR          PAST 5 YEARS
------------------- --------  --------- -------------------------------- ----------------- -------------
Baldomero Falcones  Class         4     Chairman and Chief                       1             None
Jaquotot, #         One                 Executive Officer of Fomento
64                  (2011)              de Construcciones y
                                        Contratas SA (since 2008)
                                        and formerly founding
                                        Partner and GP of Magnum
                                        Industrial Partners (private
                                        equity firm) (2006-2007).
                                        Formerly, Chairman,
                                        Mastercard International
                                        Worldwide (2002-2006),
                                        Santander Seguros (2002-
                                        2006) and Europay Spain;
                                        Managing Director, Banco
                                        Santander Central Hispano
                                        and Member of the
                                        Management Executive
                                        Committee; Chairman, Bank
                                        Urquijo Limited London UK,
                                        Hispano Americano
                                        Sociedade do Investimento
                                        Lisboa, Banco Urquijo Chile,
                                        Banco Hispano Americano
                                        Benelux, Brussels, Fiat
                                        Finance, S.A., Madrid;
                                        Executive Vice Chairman
                                        and CEO, Corporacion
                                        Financiera Hispamer; CEO,
                                        Banco Hispano Industrial
                                        Investment Bank. Former
                                        Board member, Union
                                        Electrica Fenosa S.A.; Board
                                        Member, RWE Espana, S.A.,
                                        Mastercard Europe, CESCE,
                                        Cia de Segurose, S.A., C.H.
                                        Generalli Seguros, S.A., La
                                        Estrella, S.A., and Banif, S.A.

  5

                                                                                                   OTHER PUBLIC
                              YEAR                                               NUMBER OF         COMPANY
                              TERM                                               PORTFOLIOS IN     DIRECTORSHIPS
                              AS A                                               ALLIANCEBERNSTEIN HELD BY
                              DIRECTOR            PRINCIPAL OCCUPATION(S),       FUND COMPLEX      DIRECTOR
NAME, ADDRESS*                WILL      YEARS OF  DURING PAST                    OVERSEEN BY       DURING THE
AND AGE                       EXPIRE    SERVICE** 5 YEARS OR LONGER              DIRECTOR          PAST 5 YEARS
----------------------------- --------  --------- ------------------------------ ----------------- -------------
Daniel de Fernando Garcia, #  Class         7     Managing Partner of Mdf                1             None
45                            One                 Achievers (wealth
                              (2011)              management) as of March
                                                  2009. Consultant and
                                                  formerly, Head of Private
                                                  Banking and Personal
                                                  Banking (prior to March
                                                  2008) after being Head of
                                                  Asset Management and
                                                  Private Banking Banco
                                                  Bilbao Vizcaya Argentaria
                                                  ("BBVA") since October
                                                  2002. Prior to 2002 he was
                                                  associated with J.P. Morgan
                                                  for 14 years in the following
                                                  capacities: Managing
                                                  Director and Head of J.P.
                                                  Morgan Private Banking
                                                  Asset Management (Europe,
                                                  Africa, The Orient and Asia);
                                                  Head of J.P. Morgan Private
                                                  Banking Wealth
                                                  Management (Europe, Africa
                                                  and The Orient); J.P. Morgan
                                                  Co-Head of Asset
                                                  Management Services Iberia,
                                                  Head of Investments and
                                                  Chairman and CEO of
                                                  Morgan Gestion, S.A. (JPM
                                                  Madrid); Member of AMS
                                                  European Mgmt. Group,
                                                  Member of PCG Europe
                                                  Management Team,
                                                  Member of JPM Madrid
                                                  Management Committee,
                                                  Equity Portfolio Manager in
                                                  the International Investment
                                                  Group (JPMIM London),
                                                  Fixed Income Portfolio
                                                  Manager, Equity Portfolio
                                                  Manager and Director of
                                                  Altitude Investments
                                                  Limited, Proxima Alfa
                                                  Investments, S.A., BBVA
                                                  Pensiones, S.A., EGFP,
                                                  Gestion de Prevision y
                                                  Pensiones, S.A., EGFP, BBVA
                                                  Gestion, S.A. SGIIC. He is
                                                  also an Independent Director
                                                  of various European funds
                                                  advised by Schroder
                                                  Investment Management.

6

                                                                                                OTHER PUBLIC
                         YEAR                                                 NUMBER OF         COMPANY
                         TERM                                                 PORTFOLIOS IN     DIRECTORSHIPS
                         AS A                                                 ALLIANCEBERNSTEIN HELD BY
                         DIRECTOR            PRINCIPAL OCCUPATION(S),         FUND COMPLEX      DIRECTOR
NAME, ADDRESS*           WILL      YEARS OF  DURING PAST                      OVERSEEN BY       DURING THE
AND AGE                  EXPIRE    SERVICE** 5 YEARS OR LONGER                DIRECTOR          PAST 5 YEARS
------------------------ --------- --------- -------------------------------- ----------------- -------------
Inmaculada de Habsburgo- Class        23     President and Chief Executive            1             None
Lorena, #                Three               Officer of The Queen Sofia
65                       (2013) +            Spanish Institute; Founder of
                                             the King Juan Carlos
                                             International Center of New
                                             York University Foundation,
                                             and Director of World
                                             Monuments Fund Espana.
INTERESTED
DIRECTOR
Robert M. Keith, ***     Class         1     Senior Vice President of the             6             None
50                       Two                 Adviser**** and the head
                         (2012)              of AllianceBernstein
                                             Investments, Inc. ("ABI")****
                                             since July 2008; Director of
                                             ABI and President of the
                                             AllianceBernstein Mutual
                                             Funds. Previously, he served
                                             as Executive Managing
                                             Director of ABI from
                                             December 2006 to June
                                             2008. Prior to joining ABI in
                                             2006, he was Executive
                                             Managing Director of
                                             Bernstein Global Wealth
                                             Management, and prior
                                             thereto, Senior Managing
                                             Director and Global Head of
                                             Client Service and Sales of the
                                             Adviser's institutional
                                             investment management
                                             business since 2004. Prior
                                             thereto, he was a Managing
                                             Director and Head of North
                                             American Client Service and
                                             Sales in the Adviser's
                                             institutional investment
                                             management business, with
                                             which he has been associated
                                             since prior to 2004.

---------------------
* The address for each of the Fund's Independent Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
** "Years of Service" refers to the total number of months or years served as a
   Director.
***Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), of the Fund due to his position as Senior Vice President of the Fund's investment adviser, AllianceBernstein L.P. (the "Adviser").
****An affiliate of the Fund.
# Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee of the Fund.
## Member of the Fair Value Pricing Committee of the Fund.
+  If elected at the Meeting.

  7
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



The dollar range of the Fund's securities owned by each Director or nominee and the aggregate dollar range of securities owned in the AllianceBernstein Fund
Complex are set forth below.

                                                                  AGGREGATE DOLLAR
                                                                   RANGE OF EQUITY
                                                                  SECURITIES IN THE
                                                                    FUNDS IN THE
                                                                  ALLIANCEBERNSTEIN
                                DOLLAR RANGE OF EQUITY SECURITIES   FUND COMPLEX
                                           IN THE FUND              AS OF AUGUST
                                      AS OF AUGUST 31, 2010           31, 2010
                                --------------------------------- -----------------

INDEPENDENT DIRECTORS
William H. Foulk, Jr.                    $10,001-$50,000             Over $100,000
Luis Abril Perez                              None                      None
Antonio Eraso                              $1-$10,000                $1-$10,000
Baldomero Falcones Jaquotot                   None                      None
Daniel de Fernando Garcia                     None                      None
Inmaculada de Habsburgo-Lorena           $10,001-$50,000           $10,001-$50,000
INTERESTED DIRECTOR
Robert M. Keith                               None                   Over $100,000

The business and affairs of the Fund are managed under the direction of the Fund's Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund's Directors. The Governance and Nominating Committee of the Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

The Fund's Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board of the Fund has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

8

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and (in the case of Messrs. Foulk and Keith) other AllianceBernstein Funds as noted in the table above:
Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Controller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuance, cash management and oversight of the New York Common Retirement Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Abril has executive management experience at one of the world's largest telecommunications companies and experience as chairman and a director of other companies; Mr. Eraso has executive management and advisory experience in the real estate and finance industries; Mr. Falcones Jaquotot has executive management and directorship experience in a variety of industries including banking and investments, and has served as the Chairman of a number of boards; Mr. de Fernando Garcia has experience as an executive in the asset management industry and as a director of unaffiliated funds; Ms. de Habsburgo-Lorena has experience as an executive officer and as a director; and Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Mutual Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligation, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Fund's Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and

  9

other laws, and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Valuation Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for the Board meeting in consultation with management, presiding at the Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board's general oversight of the Fund's investment program and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness

10

of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

During the fiscal year ended November 30, 2009, the Board met four times. The Fund does not have a policy that requires a Director to attend the Fund's annual meeting of stockholders. Mr. William H. Foulk, Jr. attended the Fund's prior year's annual meeting of stockholders.

The Board has four standing committees: the Audit Committee, the Independent Directors Committee, the Governance and Nominating Committee, and the Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The members of the Audit Committee are "independent" as required by the applicable listing standards of the New York Stock Exchange. During the Fund's fiscal year ended in 2009, the Audit Committee met three times.

The Board has adopted a charter for its Governance and Nominating Committee, which is available at www.alliancebernstein.com (click on AllianceBernstein Mutual Fund Investors then US then Investment Products/Mutual Funds). Pursuant to the charter of the Governance and Nominating Committee, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates and selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, investment adviser, stockholders (subject to the following paragraph) and other appropriate sources.

The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of the

  11

Fund's outstanding common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's satisfaction of the Qualification Bylaw, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. During the Fund's fiscal year ended in 2009, the Governance and Nominating Committee met three times.

The function of the Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Shareholder Inquiry Agency Agreements. During the Fund's fiscal year ended in 2009, the Independent Directors Committee met two times. The Independent Directors meet in executive session without representatives of management present at every Board meeting. In fiscal 2009, the approval of the Advisory and Shareholder Inquiry Agency Agreements was considered at such an executive session.

The function of the Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Adviser's Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. During the Fund's fiscal year ended 2009, the Fair Value Pricing Committee did not meet.

The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director of the Fund, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

12

The Fund does not pay any fees to, or reimburse expenses of, any Director during a time when the Director is an affiliated person of the Adviser or any of its affiliates. The aggregate compensation paid by the Fund to the Directors during the Fund's fiscal year ended 2009, the aggregate compensation paid to the Directors during calendar year 2009 by all of the investment companies in the AllianceBernstein Fund Complex, the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees are set forth below. Neither the Fund nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                     NUMBER OF
                                                                   NUMBER OF        INVESTMENT
                                                                  INVESTMENT        PORTFOLIOS
                                                               COMPANIES IN THE     WITHIN THE
                                                               ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                               COMPENSATION      FUND COMPLEX,     FUND COMPLEX,
                                                 FROM THE        INCLUDING THE     INCLUDING THE
                                             ALLIANCEBERNSTEIN    FUND, AS TO       FUND, AS TO
                              COMPENSATION     FUND COMPLEX,       WHICH THE         WHICH THE
                                FROM THE       INCLUDING THE     DIRECTOR IS A     DIRECTOR IS A
                               FUND DURING     FUND, DURING       DIRECTOR OR       DIRECTOR OR
     NAME OF DIRECTOR        ITS FISCAL YEAR       2009             TRUSTEE           TRUSTEE
---------------------------- --------------- ----------------- ----------------- -----------------

INDEPENDENT DIRECTORS
William H. Foulk, Jr.            $22,229         $484,400             35                96
Luis Abril Perez                 $14,000         $ 14,000              1                 1
Antonio Eraso                    $24,500         $ 17,200              1                 1
Baldomero Falcones Jaquotot      $12,000         $ 12,000              1                 1
Daniel de Fernando Garcia        $15,200         $  4,000              1                 1
Inmaculada de Habsburgo-
 Lorena                          $17,200         $ 17,200              1                 1

The Board unanimously recommends that the stockholders vote FOR each of the nominees to serve as a Director of the Fund. Approval of Proposal One with regard to each Director requires the affirmative vote of a majority of the votes entitled to be cast.

PROXY VOTING AND STOCKHOLDER MEETING

All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board will be voted for the Election of Directors (Proposal One). If no specification is made on a properly executed proxy, it will be voted for the election of each of the nominees for Director.

Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free 1-800-652-8683. Owners of shares held

  13

through a broker or nominee (who is the stockholder of record for those shares) should follow directions provided to the stockholder by the broker or nominee to submit voting instructions. Instructions to be followed by a stockholder of record to submit a proxy via telephone or through the Internet, including use of the Control Number on the stockholder's Proxy Card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone or through the Internet should not also return a Proxy Card. A stockholder of record may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone or through the Internet, as indicated above), or by personally attending and voting at the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote).

The approval of Proposal One requires for each Director an affirmative vote of the holders of a majority of the votes entitled to be cast. Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have the effect of a vote against the Proposal. If any proposal, other than Proposal One, properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice, and is not otherwise aware, of any other matter to be presented at the Meeting.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of the Fund. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the position recommended by the Board on the Proposal is not timely received, the Chairman of the Board may authorize or the persons named as proxies may propose and vote for one or more adjournments of the Meeting, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board on any proposal as to which the Meeting is proposed to be adjourned will be voted against adjournment of the Meeting.

The Adviser has engaged Boston Financial Data Services, 30 Dan Road, Canton, MA 02021, to assist in soliciting proxies for the Meeting, including contacting stockholders by telephone or other electronic means to solicit stockholders on behalf of the Fund. Boston Financial Data Services will receive a total fee of approximately $3,500 for its services, which will be borne by the Fund. Other costs of the proxy solicitation will also be borne by the Fund.

14

OTHER INFORMATION

Officers of the Fund

Certain information concerning the Fund's officers is set forth below. The Fund's officers are elected annually by the Board until his or her successor is duly elected and qualifies.

                                         POSITION(S) (MONTH AND YEAR FIRST     PRINCIPAL OCCUPATION DURING PAST 5
        NAME, ADDRESS AND AGE                        ELECTED)                                 YEARS
-------------------------------------  -------------------------------------  -------------------------------------
Robert M. Keith, *                     President and Chief Executive Officer  See biography above.
50                                     (2/09)

Robert Alster, ***                     Senior Vice President (11/06)          Senior Vice President of the
49                                                                            Adviser**, with which he has been
                                                                              associated since prior to 2005.

Liliana C. Dearth, *                   Senior Vice President (6/07)           Senior Vice President of the
41                                                                            Adviser**, with which she has been
                                                                              associated since prior to 2005.

Philip L. Kirstein, *                  Senior Vice President and Independent  Senior Vice President and Independent
65                                     Compliance Officer (10/04)             Compliance Officer of the
                                                                              AllianceBernstein Funds, with which
                                                                              he has been associated since October
                                                                              2004. Prior thereto, he was Of
                                                                              Counsel to Kirkpatrick & Lockhart,
                                                                              LLP from October 2003 to October
                                                                              2004, and General Counsel of Merrill
                                                                              Lynch Investment Managers, L.P. since
                                                                              prior to March 2003.

Phyllis J. Clarke, *                   Controller                             Vice President of AllianceBernstein
49                                     (11/08)                                Investor Services, Inc. ("ABIS"),**
                                                                              with which she has been associated
                                                                              since prior to 2005.

Joseph J. Mantineo, *                  Treasurer and Chief Financial Officer  Senior Vice President of ABIS,** with
51                                     (7/06)                                 which he has been associated since
                                                                              prior to 2005.

Emilie D. Wrapp, *                     Secretary                              Senior Vice President, Assistant
54                                     (11/05)                                General Counsel and Assistant
                                                                              Secretary of ABI,** with which she
                                                                              has been associated since prior to
                                                                              2005.

---------------------
* 1345 Avenue of the Americas, New York, NY 10105.
**An affiliate of the Fund.
***AllianceBernstein Limited, 50 Berkeley Street, London WIJ 3HA England.

  15

Stock Ownership

The outstanding voting shares of the Fund as of the Record Date consisted of 8,905,699 shares of common stock of the Fund. As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the Fund's common stock. During the Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of securities of the Adviser or of any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

Audit Committee Report

The following Audit Committee Report was adopted by the Audit Committee of the Fund.

The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website at www.alliancebernstein.com (click on AllianceBernstein Mutual Fund Investors then US then Investment Products/Mutual Funds). The purposes of the Audit Committee are to (1) assist the Board in its oversight of the accounting and financial reporting policies and practices of the Fund, including: (i) the quality and integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements, particularly those that relate to the Fund's accounting, financial reporting, internal controls over financial reporting, and independent audits; (iii) the retention, independence, qualifications and performance of the independent accountants; (iv) meeting with representatives of the internal audit department of the Adviser regarding such department's activities relating to the Fund; and (v) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit

16

Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, and has discussed the independent registered public accounting firm's independence with such firm.

The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent."

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal year.

Submitted by the Audit Committee of the Fund's Board

 William H. Foulk, Jr.                  Daniel de Fernando Garcia
 Inmaculada de Habsburgo-Lorena         Antonio Eraso
 Baldomero Falcones Jaquotot            Luis Abril Perez

Approval of Independent Registered Public Accounting Firm by the Board

The Board of the Fund, including a majority of the Directors who are not "interested persons", have appointed Ernst & Young LLP ("E&Y") as the independent registered public accounting firm for the Fund's current fiscal year. E&Y has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund.

The Audit Committee of the Board of the Fund approved the dismissal of KPMG LLP as independent registered public accounting firm for the Fund (the "Prior Auditor") at a meeting held on May 13, 2010. The Prior Auditor's reports on the financial statements of the Fund for its last two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or

  17

procedures, which would have caused it to make reference to that matter in connection with its reports for the Fund or reportable events as described in paragraph (v) of Item 304(a)(1) of Regulation S-K. The Fund has requested that the Prior Auditor furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the above statements. A copy of the letter is attached as Appendix A and a similar letter will be filed as Exhibit 77 to the Fund's first Form N-SAR filed following the Prior Auditor's dismissal.

Representatives of E&Y are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from the stockholders. Representatives of the Prior Auditor are not expected to attend the Meeting.

Independent Registered Public Accounting Firm's Fees

The following table sets forth the aggregate fees billed by the independent registered public accounting firm for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual reports to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues and quarterly press release reviews; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided by the independent registered public accounting firm to the Fund during this period.

                                                   ALL FEES FOR NON-AUDIT
                                                  SERVICES PROVIDED TO THE
                                                   FUND, THE ADVISER AND
           AUDIT FEES AUDIT RELATED FEES TAX FEES    SERVICE AFFILIATES
           ---------- ------------------ -------- ------------------------

     2008   $42,700           $0         $ 9,950          $388,300
     2009   $40,518           $0         $14,275          $173,524

Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit Related Fees and Tax Fees for 2009 and 2008 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund that were subject to pre-approval by the Audit Committee for 2009 were $14,275 (8.23%) (comprising $14,275 (100%) of tax fees) and for
2008

18

were $9,950 (2.56%) (comprising $9,950 (100%) of tax fees). The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

INFORMATION AS TO THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR

The Fund's investment adviser and administrator is AllianceBernstein L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and certain officers of the Fund, among others, file with the SEC initial reports of ownership and reports of changes in ownership of shares of the Fund. During the fiscal year ended 2009 and prior fiscal years, a statement of initial beneficial ownership of securities on Form 3 was inadvertently filed late by the Adviser on behalf of Joseph J. Mantineo and Phyllis J. Clarke, both officers of the Fund.

OTHER MATTERS

Management of the Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

Control Persons and Principal Holders of Securities

Based on the most recent publicly available data as of September 16, 2010, Banco Bilbao Vizcaya Argentaria, S.A., with an address of Paseo de la Castellana 81, Madrid 28046, Spain, beneficially owned an aggregate of 1,500,000 shares, or approximately 16.84%, of the outstanding common stock of the Fund.

SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund ("2011 Annual Meeting of Stockholders") must be received by the Fund by May 30, 2011 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in

  19

accordance with the Fund's Bylaws. To be presented at the 2011 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the proxy statement for the 2011 Annual Meeting of Stockholders must be delivered by a stockholder of record to the Fund no sooner than April 30, 2011 and not later than May 30, 2011.

The persons named as proxies for the 2011 Annual Meeting of Stockholders will, with respect to the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter no sooner than April 30, 2011 and not later than May 30, 2011 or as otherwise provided in the preceding paragraph. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

REPORTS TO STOCKHOLDERS

The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or write to Maria Brison at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

By Order of the Board of Directors

Emilie D. Wrapp
Secretary

September 27, 2010
New York, New York

20

     APPENDIX A--LETTER FROM INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

September 15, 2010

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

   We were previously principal accountants for The Ibero-America Fund, Inc. (the "Fund") and, under the date of January 26, 2010, we reported on the financial statements of the Fund as of and for the year ended November 30, 2009. On April 14, 2010, we were dismissed. We have read the statements included under the section titled "Approval of Independent Registered Public Accounting Firm by Board" within the Proxy Statement for the Fund dated September 27, 2010, and we agree with such statements, except that we are not in a position to agree or disagree with the statement that the Audit Committee of the Board of the Fund approved the dismissal of KPMG LLP as independent registered public accounting firm for the Fund at a meeting held on May 13, 2010, and we are not in a position to agree or disagree with any of the statements regarding Ernst & Young LLP.

Very truly yours,

/s/ KPMG LLP

  A-1

                                                                 IA-103537-0910

                                    [GRAPHIC]

[FORM OF PROXY CARD]

PROXY - THE IBERO-AMERICA FUND, INC.

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 8, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE IBERO-AMERICA FUND, INC.

The undersigned stockholder of The Ibero-America Fund, Inc., a Maryland corporation, hereby appoints Nancy E. Hay and Carol H. Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 3:30 p.m., Eastern Time, on November 8, 2010 at the offices of the Corporation, 1345 Avenue of the Americas, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy previously given with respect to such Annual Meeting. The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE NOMINEES REFERRED TO IN THE PROPOSAL AS DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please refer to the proxy statement for a discussion of the Proposal.

PLEASE VOTE, DATE, AND SIGN ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY; YOU MAY USE THE ENCLOSED ENVELOPE.

Annual Meeting Proxy Card

A. Proposals

The Board of Directors urges you to vote FOR all Class Three nominees listed (Terms expire 2013).


1. Election of Directors - Class Three Directors (terms expire 2013)

Class Two Nominees

     01 - Luis Abril Perez

     02 - Inmaculada de Habsburgo-Lorena

[_]  Mark here to vote FOR all nominees

[_]  Mark here to WITHHOLD vote from all nominees

[_] For all EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.
     [_] 01 [_] 02

B. Non-Voting Items

Change of Address - Please print new address below

-------------------

C. Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below.

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature 1 - Please keep signature within the box


[_____________________________________________________]


Signature 2 - Please keep signature within the box


[_____________________________________________________]


Date (mm/dd/yyyy)


[_____________________________________________________]






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